Exhibit 32.2

CERTIFICATION OF CHIEF FINANCIAL OFFICER

PURSUANT TO

18 U.S.C. SECTION 1350

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Annual Report of Isco, Inc. (the “Company”) on Form 10-K for the period ended July 25, 2003 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Vicki L. Benne, Chief Financial Officer of the Company, certify, pursuant to 10 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 , that: (1) the Report fully complies with the requirement of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and (2) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

By: /s/Vicki L. Benne	Date: November 6, 2003
Vicki L. Benne
Chief Financial Officer & Treasurer

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